SMITH BARNEY CONCERT ALLOCATION SERIES INC.
High Growth Portfolio
Select High Growth Portfolio
Growth Portfolio
Select Growth Portfolio
Global Portfolio

Supplement dated
April 27, 1999 to
Prospectuses dated May 29, 1998 and April 30, 1998


	The following information supplements the disclosure in each Prospectus of the Portfolios listed above. Defined terms have the same meanings as set forth in each Prospectus.

	The Board of Directors of Mutual Management Corp. ("MMC"), an investment manager and administrator of Smith Barney Concert Allocation Series Inc. ("Concert Allocation Series"), has voted to change the name of MMC to SSBC Fund Management Inc. ("SSBC" or the "Manager"), effective February 23, 1999.


ADDITION OF UNDERLYING SMITH BARNEY FUND

	Effective March 3, 1999, the Smith Barney Small Cap Value Fund was added as an underlying mutual fund to the Concert Allocation
Series. The Portfolios listed above will invest their assets in this new underlying fund within the ranges indicated below.


FUND
PORTFOLIOS
RANGES
Smith Barney Small Cap Value Fund
High Growth
Select High Growth
Growth
Select Growth
Global
0% -15%
0% -15%
0% - 10%
0% - 10%
0% - 15%



 Description of the Smith Barney Small Cap Value Fund

     The Smith Barney Small Cap Value Fund ("Small Cap Value Fund") seeks long-term growth of capital by investing, under normal market conditions, at least 65% of its total assets in equity securities of smaller capitalized companies. Smaller capitalized companies are those whose market capitalization is no greater than the market capitalization of companies in the Russell 2000 Value Index (the "Index") at the time of the Small Cap Value Fund's investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of November 30, 1998, the largest market capitalization of a company in the Index was $2.51 billion.

 In selecting equity investments, SSBC seeks to identify companies that exhibit value attributes. When selecting stocks with value characteristics, the Manager will typically be looking at smaller capitalized companies exhibiting lower price-to-book and earnings ratios and higher dividend yields than companies with growth characteristics. In addition, the Manager may utilize an active quantitative investment strategy for a portion of the Small Cap Value Fund. This portion will provide added diversification and, in addition, will select securities using a proprietary technique that are believed to have a high probability of outperforming their respective industry or sector. In identifying these securities, the Small Cap Value Fund's portfolio manager is supported by a quantitatively oriented investment team.

 Consistent with its investment objective and policies, the Small Cap Value Fund may invest up to 10% of its total assets in foreign securities, including both direct investments and investments made through depository receipts. The Small Cap Value Fund may also invest in real estate investment trusts; purchase or sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; lend portfolio securities; purchase and sell put and call options; invest in illiquid securities; and enter into interest rate futures contracts, stock index futures contracts and related options.

Investments in smaller capitalized companies may offer greater opportunities for growth of capital than larger, more established companies, but may also involve certain risks because smaller capitalized companies often have limited market or financial resources and may be dependent on one or two people for management. In addition, shares of smaller capitalized companies have limited liquidity and more volatility which could result in significant fluctuations in the price of their shares.


 Performance of the Small Cap Value Fund

 Performance of the Small Cap Value Fund is presently not available since the Small Cap Value Fund commenced operations on February 26, 1999.


ELIMINATION OF TWO UNDERLYING SMITH BARNEY FUNDS


 Effective March 3, 1999, the Smith Barney Balanced Fund and Smith Barney Special Equities Fund were eliminated as underlying funds to the Concert Allocation Series.


 FD 0 1639



G:\Fund Accounting\Legal\FUNDS\SBCS\1999\SECDOCS\Small Cap Value Stke.doc